Exhibit (g)(5)

APPENDIX A

To SSB Master Custodian Agreement dated November 17, 2008

(Effective as of February 14, 2025)

Cash Account Trust

DWS Government & Agency Securities Portfolio

DWS Tax-Exempt Portfolio

Deutsche DWS Asset Allocation Trust

DWS Equity Sector Strategy Fund

DWS Multi-Asset Conservative Allocation Fund

DWS Multi-Asset Moderate Allocation Fund

Deutsche DWS Equity 500 Index Portfolio

Deutsche DWS Income Trust

DWS Global High Income Fund

DWS GNMA Fund

DWS High Income Fund

DWS Short Duration Fund

Deutsche DWS Institutional Funds

DWS Equity 500 Index Fund

DWS S&P 500 Index Fund

Deutsche DWS Investment Trust

DWS Capital Growth Fund

DWS Core Equity Fund

DWS CROCI® Equity Dividend Fund

DWS CROCI® U.S. Fund

DWS ESG Core Equity Fund

DWS Large Cap Focus Growth Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

Deutsche DWS Investments VIT Funds

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Deutsche DWS Market Trust

DWS Global Income Builder Fund

DWS RREEF Completion Fund I

DWS RREEF Real Assets Fund

Deutsche DWS Money Funds

DWS Money Market Prime Series

1

Deutsche DWS Money Market Trust

DWS Government Money Market Series

DWS Municipal Income Trust

Deutsche DWS Municipal Trust

DWS Managed Municipal Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Strategic High Yield Tax-Free Fund

Deutsche DWS Portfolio Trust

DWS Floating Rate Fund

DWS Total Return Bond Fund

Deutsche DWS Securities Trust

DWS Digital Horizons Fund

DWS Health and Wellness Fund

DWS RREEF Real Estate Securities Fund

DWS Science and Technology Fund

Deutsche DWS State Tax-Free Income Series

DWS California Tax-Free Income Fund

DWS Massachusetts Tax-Free Fund

DWS New York Tax-Free Income Fund

Deutsche DWS Tax Free Trust

DWS Intermediate Tax-Free Fund

Deutsche DWS Variable Series I

DWS Capital Growth VIP

DWS Core Equity VIP

Deutsche DWS Variable Series II

DWS Alternative Asset Allocation VIP

DWS CROCI® U.S. VIP

DWS Global Income Builder VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

DWS Small Mid Cap Value VIP

Government Cash Management Portfolio

2

Investors Cash Trust

DWS Central Cash Management Government Fund

DWS Treasury Portfolio

3